UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT JUNE 20, 2001

                         COMMISSION FILE NUMBER 1-10948

                               OFFICE DEPOT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                 59-2663954
     ----------------------------------          --------------------------
     (STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)              IDENTIFICATION NO.)


       2200 OLD GERMANTOWN ROAD, DELRAY BEACH, FLORIDA          33445

          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


                                 (561) 438-4800

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A

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ITEM 5.  OTHER EVENTS

On June 19, 2001, Office Depot, Inc. (the "Company") issued a press release announcing that it will sell certain senior subordinated Notes of the Company pursuant to a private placement under Rule 144A and Regulation S. A copy of this press release is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Copy of press release dated and release June 19, 2001.

                                       3

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OFFICE DEPOT, INC.

Date:  June 20, 2001                        By: /S/ DAVID C. FANNIN


                                            David C. Fannin
                                            Executive Vice President and
                                            General Counsel